UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 20, 2012

AYERS EXPLORATION INC.
(Exact name of registrant as specified in its charter)

Nevada	333-152991	98-0608229
(State or Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6 Harston Avenue, Mosman, Sydney Australia	2088

(Address of principal executive office)

Registrant’s telephone number, including area code: (411) 199-319

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 20, 2012, Greg Curson resigned his position as a President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director of the Company. Effective April 20, 2012, Bruce Drury, the Company’s VP Exploration and a member of the board of directors, was appointed President, Chief Executive Officer, Chief Financial Officer and Treasurer of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYERS EXPLORATION INC.

Per:

April 20, 2012	/s/ Bruce Drury
Bruce Drury
President, Chief Executive Officer, Chief Financial Officer, Treasurer and Director

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